                                                                   Exhibit 23(c)

                               CONSENT OF COUNSEL

         I hereby consent to the reference to me under the caption "Legal Matters" in the Registration Statement on Form S-3 of Southwest Bancorp, Inc., and the prospectus forming a part of said Registration Statement.


/s/ James I. Lundy, III, Esquire


Washington, D.C.
April 29, 2005